CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Amendment No. 1 to Form 10-QSB of Futomic Industries, Inc. for the quarter ending September 30, 2004, I, Francisco Schipperheijn, Chief Executive Officer of Futomic Industries, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such quarterly report of Amendment No. 1 to Form 10-QSB for the period ending September 30, 2004, fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in such Quarterly Report on Amendment No. 1 to Form 10-QSB for the period ended September 30, 2004, fairly represents in all material respects, the financial condition and results of operations of Futomic Industries, Inc.



Dated:    November 22, 2004

FUTOMIC INDUSTRIES, INC.

By:  /s/ Francisco Schipperheijn
-----------------------------------------
Chief Executive Officer